                                                    Washington Federal, Inc.
                                                           Fact Sheet
                                                       September 30, 2006
                                                        ($ in Thousands)

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

                                               3/06 QTR                    6/06 QTR                    9/06 QTR
					                ---------                    --------                   ---------
Loan Loss Reserve - Total                    $   24,810                  $   24,910                  $   24,993
                          - General              24,484                      24,584                      24,864
                          - Specific                326                         326                         129
Net Charge-offs (Recoveries) for the Qtr             12                           -                         267
Nonperforming Assets - Total                      6,957                       6,243                       7,443
                          - REO                       0                         502                         479
                          - Nonaccrual            6,957                       5,741                       6,964
Troubled Debt Restructuring                         284                         295                           -

Regulatory Capital Ratios - Tangible          1,166,993    13.65%         1,187,086    13.51%          1,208,363   13.40%
                          - Core              1,166,993    13.65          1,187,086    13.51           1,208,363   13.40
                          - Risk Based        1,184,961    25.21          1,205,414    24.87           1,229,055   24.39

                                               3/06 QTR       3/06 YTD     6/06 QTR      6/06 YTD       9/06 QTR     9/06 YTD
                                               --------       --------     --------      --------      ---------     --------
Loan Originations - Total                    $  561,884     $1,158,985   $  630,376    $1,789,361     $  612,986   $2,402,347
                          - Single-Family       221,636        519,329      280,121       799,450	   304,549    1,103,999
                          - Multi-Family         37,965         70,757       35,466       106,223	    29,274      135,497
                          - Land                108,073        199,219      134,101       333,320	   125,217      458,537
                          - Construction        194,210        369,680      180,688       550,368	   153,946      704,314

                                               3/06 QTR       3/06 YTD     6/06 QTR      6/06 YTD       9/06 QTR     9/06 YTD
                                               --------       --------       ------      --------       --------     --------
Loan Servicing Fee Income                    $    1,362     $    3,084   $    1,644    $    4,728     $    1,305    $   6,033
Other Fee Income                                    220            441          236           677	       337        1,014
                                               --------       --------     --------      --------       --------     --------
    Total Fee Income                         $    1,582     $    3,525   $    1,880    $    5,405     $    1,642    $   7,047
                                               ========       ========     ========      ========       ========     ========

                                               3/06 QTR       3/06 YTD     6/06 QTR      6/06 YTD       9/06 QTR     9/06 YTD
                                               --------       --------     --------      --------       --------     --------
Average Loans                                $6,362,119     $6,252,897   $6,661,569    $6,389,121     $6,895,367   $6,516,723
Average Earning Assets                        8,225,619      8,150,993    8,473,548     8,258,512      8,722,451    8,375,450
Average Assets                                8,412,784      8,346,830    8,670,617     8,452,272      8,926,270    8,571,128
Average Paying Liabilities                    7,056,452      6,972,530    7,329,227     7,091,429      7,558,803    7,209,233
Operating Expenses/Average Assets                 0.64%          0.63%        0.64%         0.63%          0.61%        0.63%
Efficiency Ratio                                  19.62          19.21        20.41         19.60          19.81        19.66
Amortization of Intangibles                  $      256     $      525   $      244    $      769     $      231   $    1,000

Repayments                                     3/06 QTR       3/06 YTD     6/06 QTR      6/06 YTD       9/06 QTR     9/06 YTD
----------                                    ---------      ---------    ---------      --------       --------     --------
     Loans                                   $  402,335     $  869,396   $  431,941    $1,301,337     $  391,851   $1,693,188
     MBS                                         42,979         97,604       46,246       143,850         43,975      187,825

EOP Numbers                                    3/06 QTR                    6/06 QTR                     9/06 QTR
-----------                                    --------                    --------                    ---------
Shares Issued and Outstanding                87,187,699                  87,255,600                   87,338,824

Share repurchase information                   3/06 QTR       3/06 YTD     6/06 QTR      6/06 YTD       9/06 QTR     9/06 YTD
----------------------------                   --------       --------     --------      --------       --------     --------
Remaining shares auth. for repurchase         3,310,014      3,310,014    3,310,014     3,310,014      3,310,014    3,310,014
Shares repurchased                                    -              -            -             -              -            -
Average share repurchase price               $        -              -   $        -     $       -     $        -   $        -


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Tangible Book Value                            3/06 QTR                     6/06 QTR                    9/06 QTR
-------------------                           ---------                     --------                    --------
     $ Amount                                $1,158,706                   $1,162,734                  $1,206,461
     Per Share                                    13.29                        13.33                       13.81
# of Employees                                      751                          761                         765
Tax Rate - Going Forward                         34.25%                       34.25%                      35.50%

                                              AS OF 3/31/06              AS OF  6/30/06              AS OF 9/30/06
                                             ----------------            ----------------            ----------------
Loan Portfolio by Category                     AMOUNT      %               AMOUNT      %               AMOUNT      %
--------------------------                     ------      -               ------      -               ------      -
     Single-Family Residential               $5,049,936  70.6%           $ 5,234,829  70.5%          $ 5,416,501  70.3%
     Multi-Family                               515,310   7.2                519,567   7.0               527,718   6.9
     Construction                             1,077,605  15.1              1,121,661  15.1             1,140,376  14.8
     Land                                       505,063   7.1                552,933   7.4               616,799   8.0
                                             ----------  ----             ----------  ----            ----------  ----
 Gross Loans (before ALL/Deferrals/LIP)      $7,147,914   100%           $ 7,428,990   100%          $ 7,701,394   100%
                                             ==========  ====             ==========   ====           ==========   ====

                                              AS OF  3/31/06               AS OF 6/30/06               AS OF 9/30/06
                                            -----------------------     -----------------------     -----------------------
Deposits by State                              AMOUNT      %      #        AMOUNT      %      #         AMOUNT      %     #
-----------------                              ------      -      -        ------      -      -         ------      -     -
     WA                                      $2,382,201  46.1%    43     $2,423,204  45.9%    43     $2,442,956   45.9%   43
     ID                                         532,071  10.3     16        541,506  10.2     16        540,221   10.2    16
     OR                                         947,706  18.4     27      1,001,512  19.0     27      1,022,661   19.3    28
     UT                                         302,450   5.9     10        312,931   5.9     10        320,605    6.0    10
     NV                                         134,579   2.6      3        126,773   2.4      3        126,103    2.4     3
     TX                                          62,984   1.2      3         59,970   1.1      3         52,451    1.0     3
     AZ                                         798,391  15.5     20        818,063  15.5     20        806,729   15.2    20
                                             ----------  ----    ---     ----------  ----    ---     ----------   ----   ---
     Total                                   $5,160,382   100%   122     $5,283,959   100%   122     $5,311,726    100%  123
                                             ==========  ====    ===     ==========   ====   ===     ==========    ====  ===

                                                   3/06 QTR                  6/06 QTR                   9/06 QTR
                                             ----------------            ----------------            ----------------
Deposits by Type                               AMOUNT      %               AMOUNT      %               AMOUNT      %
----------------                               ------      -               ------      -               ------      -
Checking (noninterest)                       $   26,690   0.5%           $   30,195   0.6%           $   24,151   0.5%
NOW (interest)                                  184,743   3.6               192,604   3.6               211,564   4.0
Savings (passbook/stmt)                         176,654   3.4               167,128   3.2               161,098   3.0
Money Market                                    851,140  16.5               785,306  14.9               743,317  14.0
CD's                                          3,921,155  76.0             4,108,726  77.7             4,171,596  78.5
                                             ----------  ----            ----------  ----            ----------  ----
Total                                       $ 5,160,382   100%           $5,283,959   100%           $5,311,726   100%
                                             ==========  ====            ==========  ====            ==========  ====

Deposits greater than $100,000 - EOP         $1,426,877                  $1,435,791                  $1,449,095

Brokered Deposits                            $        -                  $        -                  $        -


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